Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.2%	48.0%	49.4%	52.3%	49.9%
General Line Sales	36.5%	38.6%	36.2%	33.8%	36.3%
EWP Sales	13.3%	13.4%	14.4%	13.9%	13.8%
Total Sales (000)	$451,416	$580,545	$605,206	$553,068	$2,190,235
Gross margin[1]	11.5%	11.8%	12.0%	11.5%	11.7%
Segment income (loss) (000)	$(819)	$8,699	$10,300	$5,852	$24,032
Segment depreciation and amortization (000)	$2,182	$2,194	$2,263	$2,203	$8,842
Segment EBITDA (000)[2]	$1,363	$10,893	$12,563	$8,055	$32,874
EBITDA as a percentage of sales	0.3%	1.9%	2.1%	1.5%	1.5%
Capital Spending (000)	$1,960	$2,241	$1,405	$1,451	$7,057

Wood Products
LVL Sales Volume (MCF)	2,116	2,271	2,586	2,107	9,080
I-joist Sales Volume (MELF)	29,974	38,640	41,826	34,541	144,981
Plywood Sales Volume (MSF 3/8")	327,867	346,360	343,350	338,702	1,356,279
Lumber Sales Volume (MBF)	40,734	48,925	50,274	48,146	188,079
LVL Mill Net Sales Price ($/CF)	$15.05	$14.94	$14.75	$14.45	$14.80
I-joist Mill Net Sales Price ($/MELF)	$935	$928	$915	$909	$921
Plywood Net Sales Price ($/MSF 3/8")	$267	$290	$318	$304	$295
Lumber Net Sales Price ($/MBF)	$414	$448	$430	$426	$430
Segment sales	$211,143	$241,842	$259,759	$230,508	$943,252
Segment income (000)	$10,811	$15,548	$22,464	$6,971	$55,794
Segment depreciation and amortization (000)	$5,905	$6,113	$6,164	$6,262	$24,444
Segment EBITDA (000)[2]	$16,716	$21,661	$28,628	$13,233	$80,238
EBITDA as a percentage of sales	7.9%	9.0%	11.0%	5.7%	8.5%
Capital Spending (000)[3]	$2,762	$3,962	$5,324	$8,253	$20,301

Total Company
Net income (000)	$1,668	$15,047	$23,503	$1,278	$41,496
EBITDA (000)[4]	$14,554	$28,194	$36,821	$17,006	$96,575
Total debt (000)	$219,560	$219,560	$219,560	$275,000
Net debt (cash) (000)[4]	$55,119	$45,485	$(4,858)	$220,493

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses, including from related parties (excluding depreciation)." Materials, labor, and other operating expenses for our Building Materials Distribution segment primarily includes costs of inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization, excluding Corporate and Other segment expenses.
[3] Capital spending in first quarter 2012 does not include $2.4 million of cash paid for the acquisitions of businesses and facilities.
[4] Reconciliations of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt (cash) are provided as an appendix.

Boise Cascade Company
Quarterly Statistical Information (continued)

	2011
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.8%	45.6%	45.6%	46.7%	47.0%
General Line Sales	38.4%	42.3%	41.5%	39.6%	40.6%
EWP Sales	10.8%	12.1%	12.9%	13.7%	12.4%
Total Sales (000)	$377,796	$470,691	$501,458	$429,424	$1,779,369
Gross margin[1]	11.5%	11.2%	12.2%	11.9%	11.7%
Segment income (loss) (000)	$(4,559)	$1,337	$6,040	$(830)	$1,988
Segment depreciation and amortization (000)	$2,048	$2,050	$2,124	$2,174	$8,396
Segment EBITDA (000)[2]	$(2,511)	$3,387	$8,164	$1,344	$10,384
EBITDA as a percentage of sales	(0.7)%	0.7%	1.6%	0.3%	0.6%
Capital Spending (000)	$1,119	$1,277	$4,269	$3,352	$10,017

Wood Products
LVL Sales Volume (MCF)	1,599	1,780	1,929	1,784	7,092
I-joist Sales Volume (MELF)	22,063	31,525	30,521	26,349	110,458
Plywood Sales Volume (MSF 3/8")	240,194	285,764	296,040	284,461	1,106,459
Lumber Sales Volume (MBF)	38,099	38,331	39,230	37,656	153,316
LVL Mill Net Sales Price ($/CF)	$16.14	$15.93	$15.53	$14.50	$15.51
I-joist Mill Net Sales Price ($/MELF)	$974	$976	$958	$919	$957
Plywood Net Sales Price ($/MSF 3/8")	$232	$230	$229	$238	$232
Lumber Net Sales Price ($/MBF)	$410	$419	$437	$416	$421
Segment sales	$154,941	$182,427	$194,843	$180,250	$712,461
Segment income (loss)	$(7,265)	$(2,662)	$(71)	$(5,073)	$(15,071)
Segment depreciation and amortization (000)	$6,797	$7,129	$7,172	$7,289	$28,387
Segment EBITDA (000)[2]	$(468)	$4,467	$7,101	$2,216	$13,316
EBITDA as a percentage of sales	(0.3)%	2.4%	3.6%	1.2%	1.9%
Capital Spending (000)[3]	$8,478	$5,700	$4,444	$4,877	$23,499

Total Company
Net loss (000)[5]	$(19,001)	$(9,860)	$(3,711)	$(13,791)	$(46,363)
EBITDA (000)[4,5]	$(5,555)	$3,926	$10,563	$545	$9,479
Total debt (000)	$219,560	$219,560	$219,560	$219,560
Net debt (000)[4]	$36,809	$16,736	$16,439	$37,105

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses, including from related parties (excluding depreciation)." Materials, labor, and other operating expenses for our Building Materials Distribution segment primarily includes costs of inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization, excluding Corporate and Other segment expenses.
[3] Capital spending in second quarter 2011 does not include $5.8 million of cash paid for the acquisitions of businesses and facilities.
[4] Reconciliations of net loss (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.
[5] Net loss and EBITDA include expense of $2.6 million and $0.9 million for the three months ended March 31, 2011 and December 31, 2011, respectively, and $3.3 million of expense for the year ended December 31, 2011, related to costs for the closure of a laminated beam plant and noncash asset write-downs.

Boise Cascade Company
Quarterly Statistical Information (continued)

	2010
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.9%	49.7%	48.5%	49.0%	49.5%
General Line Sales	38.1%	39.6%	39.8%	39.1%	39.2%
EWP Sales	11.0%	10.7%	11.7%	11.9%	11.3%
Segment Sales (000)	$389,118	$515,434	$470,725	$402,692	$1,777,969
Gross margin[1]	12.3%	11.6%	11.7%	12.0%	11.9%
Segment income (loss) (000)	$(733)	$7,265	$4,645	$455	$11,632
Segment depreciation and amortization (000)	$1,829	$1,802	$1,860	$1,966	$7,457
Segment EBITDA (000)[2]	$1,096	$9,067	$6,505	$2,421	$19,089
EBITDA as a percentage of sales	0.3%	1.8%	1.4%	0.6%	1.1%
Capital Spending (000)	$1,054	$905	$6,106	$4,817	$12,882

Wood Products
LVL Sales Volume (MCF)	1,672	1,902	1,570	1,428	6,572
I-joist Sales Volume (MELF)	23,856	31,711	26,980	23,013	105,560
Plywood Sales Volume (MSF 3/8")	233,558	279,058	307,620	267,658	1,087,894
Lumber Sales Volume (MBF)	35,904	38,696	36,813	37,425	148,838
LVL Mill Net Sales Price ($/CF)	$14.86	$15.37	$16.01	$15.98	$15.53
I-joist Mill Net Sales Price ($/MELF)	$902	$938	$949	$956	$937
Plywood Net Sales Price ($/MSF 3/8")	$230	$290	$247	$219	$248
Lumber Net Sales Price ($/MBF)	$415	$471	$420	$387	$424
Segment Sales (000)	$148,000	$199,446	$183,424	$156,569	$687,439
Segment income (loss) (000)	$(6,599)	$8,238	$(972)	$(8,766)	$(8,099)
Segment depreciation and amortization (000)	$6,664	$6,701	$6,810	$6,921	$27,096
Segment EBITDA (000)[2]	$65	$14,939	$5,838	$(1,845)	$18,997
EBITDA as a percentage of sales	—%	7.5%	3.2%	(1.2)%	2.8%
Capital Spending (000)	$2,191	$5,847	$6,259	$8,562	$22,859

Total Company
Net income (loss) (000)[4]	$(15,803)	$4,332	$(5,614)	$(16,212)	$(33,297)
EBITDA (000)[3,4]	$(1,842)	$18,839	$7,712	$(2,592)	$22,117
Total debt (000)	$303,146	$228,146	$228,146	$219,560
Net debt (cash) (000)[3]	$(32,933)	$(36,397)	$(57,405)	$(45,041)

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses, including from related parties (excluding depreciation)." Materials, labor, and other operating expenses for our Building Materials Distribution segment primarily includes costs of inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization, excluding Corporate and Other segment expenses.
[3] Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt (cash) are provided as an appendix.
[4]Net loss and EBITDA include $4.6 million of income for cash received from a litigation settlement related to vendor product pricing for the three months ended September 30, 2010, and for the year ended December 31, 2010.

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation and amortization. The following table reconciles net income to EBITDA for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, and December 31, 2012, and for the year ended December 31, 2012:

	2012
	Q1	Q2	Q3	Q4	YTD

Net income	$1,668	$15,047	$23,503	$1,278	$41,496
Interest expense	4,813	4,818	4,840	7,286	21,757
Interest income	(107)	(87)	(87)	(111)	(392)
Income tax provision	61	78	104	64	307
Depreciation and amortization	8,119	8,338	8,461	8,489	33,407
EBITDA	$14,554	$28,194	$36,821	$17,006	$96,575

The following table reconciles net loss to EBITDA for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011, and for the year ended December 31, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net loss	$(19,001)	$(9,860)	$(3,711)	$(13,791)	$(46,363)
Interest expense	4,589	4,584	5,001	4,813	18,987
Interest income	(146)	(77)	(91)	(93)	(407)
Income tax provision	96	38	12	94	240
Depreciation and amortization	8,907	9,241	9,352	9,522	37,022
EBITDA	$(5,555)	$3,926	$10,563	$545	$9,479

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(15,803)	$4,332	$(5,614)	$(16,212)	$(33,297)
Interest expense	5,520	6,021	4,721	4,743	21,005
Interest income	(194)	(199)	(249)	(148)	(790)
Income tax provision	45	90	95	70	300
Depreciation and amortization	8,590	8,595	8,759	8,955	34,899
EBITDA	$(1,842)	$18,839	$7,712	$(2,592)	$22,117

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

Net debt (cash) includes long-and short-term debt owed to third parties, less cash and cash equivalents. The following table reconciles total debt to net debt (cash) at March 31, 2012, June 30, 2012, September 30, 2012, and December 31, 2012:

	2012
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$—	$—	$25,000	$—
Long-term debt	219,560	219,560	194,560	275,000
Total debt	219,560	219,560	219,560	275,000
Less cash and cash equivalents	(164,441)	(174,075)	(224,418)	(54,507)
Net debt (cash)	$55,119	$45,485	$(4,858)	$220,493

The following table reconciles total debt to net debt at March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011:
	2011
	Q1	Q2	Q3	Q4

Long-term debt	$219,560	$219,560	$219,560	$219,560
Less cash and cash equivalents	(182,751)	(202,824)	(203,121)	(182,455)
Net debt	$36,809	$16,736	$16,439	$37,105

The following table reconciles total debt to net debt (cash) at March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010:
	2010
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$228,146	$228,146	$219,560
Less cash and cash equivalents	(336,079)	(264,543)	(285,551)	(264,601)
Net debt (cash)	$(32,933)	$(36,397)	$(57,405)	$(45,041)